                             Split-Dollar Agreement




This Agreement, entered into this 26th day of February, 1999, by and between Oil-Dri Corporation of America, Inc., (the "Corporation") organized and existing under the laws of Delaware, and Daniel S. Jaffee (the "Employee").


Witnesseth:

      WHEREAS, the "Employee" has rendered competent and faithful services on behalf of the Corporation and the Corporation highly values the services, abilities and accomplishments of the Employee; and

      WHEREAS, the Corporation desires to encourage the Employee to continue to render faithful and high quality services to the Corporation; and

      WHEREAS, the Corporation is desirous of providing protection for the beneficiaries of Employee in the event of his untimely death; and

      WHEREAS, the Employee has applied for, and is the owner of Life Insurance Policy Number NO56046450 (the "Policy") in the specified face amount of $760,498 from the Nationwide Insurance Company; and

      WHEREAS, the Employee has assigned the Policy to the Corporation as collateral for amounts to be advanced by the corporation under this Agreement by an instrument of assignment (the "Collateral Assignment") executed on February 26, 1999, and

      NOW THEREFORE, for value received and in consideration of the mutual covenants and agreements contained herein, the Corporation, for itself, its successors and assigns, and the Employee for himself, his executors, administrators and assigns, agree as follows:

      I.  OWNERSHIP RIGHTS IN THE POLICY

      A. The Employee shall have all of the ownership rights, options and privileges permitted by the Policy except those expressly granted to the Corporation by the terms of this Agreement. The Employee is authorized to borrow from the policy surrender value only with the written consent of the Corporation.

      B. The Corporation has the right to borrow or to pledge the surrender value of the Policy to the extent of its interest specified in Paragraph C of this Article, and as permitted by the terms of this policy.

      C. The Corporation's interest in the Policy shall be limited to the total of the net premiums paid by the Corporation or the surrender value of the Policy, whatever is the lesser provided such amount is reduced by any indebtedness (on or secured by the Policy) which is attributable to borrowing by or on behalf of the Corporation and/or any withdrawals by or on behalf of the Corporation.

      D. The Corporation may not take any action with respect to the policy that will impair any right or interest of the employee in the policy.

      E. The Employee is authorized to change and modify account selection and percentage portions of the policy investment subaccounts only with the written consent of the corporation.


      II.  PREMIUM PAYMENT OPTIONS

      A. The Corporation shall contribute the entire premium payable under the policy while the agreement is in effect.

      B. The Employee shall be charged with taxable income by reason of the economic benefit of the insurance protection received, as determined under the Revenue Rulings 64-328, 1964-2 C.B. 11 and 66-110, 1966-1 C.B. 12. The
Corporation shall furnish the Employee a statement on Form W-2 of his or her taxable income, including income, received under this Plan.


      III.  DIVISION OF DEATH PROCEEDS OF POLICY

In the event that the Employee shall die while this Agreement is in force, the Corporation shall be entitled to receive from the Policy proceeds an amount equal to the Corporation's interest in the Policy, as determined under Article I.C. of this agreement. The portion of the Policy proceeds which is in excess of the amount paid to the Corporation shall be paid to the beneficiary named by the Employee in accordance with the terms of the Policy as reflected in the records of the insurance company.

      IV.  TERMINATION OF AGREEMENT

      A. This Agreement may be cancelled by either party at any time while the Employee is living, upon written notice thereof to the other party and shall automatically be cancelled upon termination of the Employee's employment during his/her lifetime with the Corporation. Upon such termination, the Employee shall have a 60-day option to pay the Corporation an amount equal to the Corporation's interest in the Policy under Article I.C. in return for the Corporations release of any claim to the policy. If, within the 60-day-period following the cancellation of this Agreement by the Employee or Corporation, the employee fails to exercise said option, then the Employee shall be deemed to have relinquished all right in the Policy and Corporation will be free to surrender or take any other action with respect to the Policy as it may desire. If the Employee fails to pay the Corporation within the 60-day option period, the Employee agrees upon request of the Corporation to execute any and all instruments that may be required to transfer all rights, title and interest in the Policy to the Corporation.

      B. Upon the division of death proceeds of the Policy pursuant to Article III above the Agreement shall terminate.



      V.  CONFLICT BETWEEN COLLATERAL ASSIGNMENT AND AGREEMENT

      In the event that there shall be any conflict between the Agreement and the Collateral Assignment, the Collateral Assignment shall take precedent over this Agreement.



      VI.  AMENDMENT

This Agreement may be amended at any time and from time to time, by written instrument signed by the Corporation and the employee.



      VII.  AGREEMENT BINDING UPON PARTIES

This agreement shall bind both the Corporation and the Employee, as well as their heirs, successors, personal representatives and assigns.

      VIII.  INSURER NOT A PARTY TO AGREEMENT

The insurance Company shall not be deemed a party to this Agreement. Payment or other performance of its contractual obligation in accordance with the Policy provisions shall fully discharge the Insurance Company from any and all liability.

      IX.  NAMED FIDUCIARY AND PLAN ADMINISTRATOR

The Corporation is hereby designated the Named Fiduciary.

As Named Fiduciary, the Corporation shall be responsible for the management and administration of this Split-Dollar Plan. The Corporation's Board of Directors may delegate to others the management and operating responsibilities of the plan including the employment of advisors and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with the provisions of the Employee Retirement Income Security Act of 1974.

      X.  CLAIMS PROCEDURE

A claim form or a request for claim information with respect to benefit under the Plan may be obtained upon written request to the Plan Administrator.

In the event that the claim is in whole or in part denied, the Plan Administrator shall provide notification of such denial to claimant within 90 days. The notification shall contain the specific reasons for the denial as well as specific reference to the pertinent Plan provisions upon which the denial is based. The claimant shall also be informed of the Plan's claim review procedure and shall be provided with description of the method by which the claim may be perfected.

A claimant seeking claims review may, within 60 days following receipt by the claimant of a written claims denial, request a claim's review by written application to the Named Fiduciary. In connection with the claims review the claimant shall be afforded an opportunity to review claims documents and submit comments in writing. A final decision shall be rendered by the Named Fiduciary within 60 days after receipt of request for review. The decision on review shall be in writing and shall include, in the event the claims for benefits are wholly or partially denied:


      (1)   The specific reasons for the denial;

      (2) Specific reference to pertinent Plan provisions upon which the denial or dispute is based.

      (3) A description of any additional information necessary for the claimant to perfect the claim and an explanation of why material or information is necessary; and

      (4) An explanation of the Plan's review procedures.



      XI.  GOVERNING LAW

This agreement sets forth the entire agreement between the parties hereto, and any and all prior agreements are hereby superseded. The law of the State of Illinois shall govern this agreement.


IN WITNESS WHEREOF, the Parties hereto have set their hands on the day and year first hereinabove written.



---------------------------------         ----------------------------
           Employee                                   Witness
           Daniel S. Jaffee



---------------------------------         ----------------------------
  Oil-Dri Corporation of America                      Witness
  Michael L. Goldberg
  Executive Vice President and Chief Financial Officer

                             Split-Dollar Agreement




This Agreement, entered into this 26th day of February, 1999, by and between Oil-Dri Corporation of America, Inc., (the "Corporation") organized and existing under the laws of Delaware, and Michael L. Goldberg (the "Employee").


Witnesseth:

      WHEREAS, the "Employee" has rendered competent and faithful services on behalf of the Corporation and the Corporation highly values the services, abilities and accomplishments of the Employee; and

      WHEREAS, the Corporation desires to encourage the Employee to continue to render faithful and high quality services to the Corporation; and

      WHEREAS, the Corporation is desirous of providing protection for the beneficiaries of Employee in the event of his untimely death; and

      WHEREAS, the Employee has applied for, and is the owner of Life Insurance Policy Number NO56046440 (the "Policy") in the specified face amount of $255,183 from the Nationwide Insurance Company; and

      WHEREAS, the Employee has assigned the Policy to the Corporation as collateral for amounts to be advanced by the corporation under this Agreement by an instrument of assignment (the "Collateral Assignment") executed on February 26, 1999, and

      NOW THEREFORE, for value received and in consideration of the mutual covenants and agreements contained herein, the Corporation, for itself, its successors and assigns, and the Employee for himself, his executors, administrators and assigns, agree as follows:

      I.  OWNERSHIP RIGHTS IN THE POLICY

      A. The Employee shall have all of the ownership rights, options and privileges permitted by the Policy except those expressly granted to the Corporation by the terms of this Agreement. The Employee is authorized to borrow from the policy surrender value only with the written consent of the Corporation.

      B. The Corporation has the right to borrow or to pledge the surrender value of the Policy to the extent of its interest specified in Paragraph C of this Article, and as permitted by the terms of this policy.

      C. The Corporation's interest in the Policy shall be limited to the total of the net premiums paid by the Corporation or the surrender value of the Policy, whatever is the lesser provided such amount is reduced by any indebtedness (on or secured by the Policy) which is attributable to borrowing by or on behalf of the Corporation and/or any withdrawals by or on behalf of the Corporation.

      D. The Corporation may not take any action with respect to the policy that will impair any right or interest of the employee in the policy.

      E. The Employee is authorized to change and modify account selection and percentage portions of the policy investment subaccounts only with the written consent of the corporation.

      II.  PREMIUM PAYMENT OPTIONS

      A. The Corporation shall contribute the entire premium payable under the policy while the agreement is in effect.

      B. The Employee shall be charged with taxable income by reason of the economic benefit of the insurance protection received, as determined under the Revenue Rulings 64-328, 1964-2 C.B. 11 and 66-110, 1966-1 C.B. 12. The
Corporation shall furnish the Employee a statement on Form W-2 of his or her taxable income, including income, received under this Plan.


      III.  DIVISION OF DEATH PROCEEDS OF POLICY

In the event that the Employee shall die while this Agreement is in force, the Corporation shall be entitled to receive from the Policy proceeds an amount equal to the Corporation's interest in the Policy, as determined under Article I.C. of this agreement. The portion of the Policy proceeds which is in excess of the amount paid to the Corporation shall be paid to the beneficiary named by the Employee in accordance with the terms of the Policy as reflected in the records of the insurance company.

      IV.  TERMINATION OF AGREEMENT

      A. This Agreement may be cancelled by either party at any time while the Employee is living, upon written notice thereof to the other party and shall automatically be cancelled upon termination of the Employee's employment during his/her lifetime with the Corporation. Upon such termination, the Employee shall have a 60-day option to pay the Corporation an amount equal to the Corporation's interest in the Policy under Article I.C. in return for the Corporations release of any claim to the policy. If, within the 60-day-period following the cancellation of this Agreement by the Employee or Corporation, the employee fails to exercise said option, then the Employee shall be deemed to have relinquished all right in the Policy and the Corporation will be free to surrender or take any other action with respect to the Policy as it may desire. If the Employee fails to pay the Corporation within the 60-day option period, the Employee agrees upon request of the Corporation to execute any and all instruments that may be required to transfer all rights, title and interest in the Policy to the Corporation.

      B. Upon the division of death proceeds of the Policy pursuant to Article III above the Agreement shall terminate.



      V.  CONFLICT BETWEEN COLLATERAL ASSIGNMENT AND AGREEMENT

In the event that there shall be any conflict between the Agreement and the Collateral Assignment, the Collateral Assignment shall take precedence over this Agreement.



      VI.  AMENDMENT

This Agreement may be amended at any time and from time to time, by written instrument signed by the Corporation and the employee.



      VII.  AGREEMENT BINDING UPON PARTIES

This agreement shall bind both the Corporation and the Employee, as well as their heirs, successors, personal representatives and assigns.

      VIII.  INSURER NOT A PARTY TO AGREEMENT

The insurance Company shall not be deemed a party to this Agreement. Payment or other performance of its contractual obligation in accordance with the Policy provisions shall fully discharge the Insurance Company from any and all liability.

      IX.  NAMED FIDUCIARY AND PLAN ADMINISTRATOR

The Corporation is hereby designated the Named Fiduciary.

As Named Fiduciary, the Corporation shall be responsible for the management and administration of this split-dollar plan. The Corporation's Board of Directors may delegate to others the management and operating responsibilities of the plan including the employment of advisors and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with the provisions of the Employee Retirement Income Security Act of 1974.

      X.  CLAIMS PROCEDURE

A claim form or a request for claim information with respect to benefit under the Plan may be obtained upon written request to the Plan Administrator.

In the event that the claim is in whole or in part denied, the Plan Administrator shall provide notification of such denial to claimant within 90 days. The notification shall contain the specific reasons for the denial as well as specific reference to the pertinent Plan provisions upon which the denial is based. The claimant shall also be informed of the Plan's claim review procedure and shall be provided with description of the method by which the claim may be perfected.

A claimant seeking claims review may, within 60 days following receipt by the claimant of a written claims denial, request a claim's review by written application to the Named Fiduciary. In connection with the claims review the claimant shall be afforded an opportunity to review claims documents and submit comments in writing. A final decision shall be rendered by the Named Fiduciary within 60 days after receipt of request for review. The decision on review shall be in writing and shall include, in the event the claims for benefits are wholly or partially denied:


      (1)   The specific reasons for the denial;

      (2) Specific reference to pertinent Plan provisions upon which the denial or dispute is based.

      (3) A description of any additional information necessary for the claimant to perfect the claim and an explanation of why material or information is necessary; and

      (4) An explanation of the Plan's review procedures.


      XI.  GOVERNING LAW

This agreement sets forth the entire agreement between the parties hereto, and any and all prior agreements are hereby superseded. The law of the State of Illinois shall govern this agreement.


IN WITNESS WHEREOF, the Parties hereto have set their hands on the day and year first hereinabove written.



---------------------------------            -----------------------------
          Employee                                     Witness
          Michael L. Goldberg



---------------------------------            -----------------------------
 Oil-Dri Corporation of America                        Witness
 Daniel S. Jaffee, President &
 Chief Executive Officer

                             Split-Dollar Agreement




This Agreement, entered into this 26th day of February, 1999, by and between Oil-Dri Corporation of America, Inc., (the "Corporation") organized and existing under the laws of Delaware, and Steven M. Levy (the "Employee").


Witnesseth:

      WHEREAS, the "Employee" has rendered competent and faithful services on behalf of the Corporation and the Corporation highly values the services, abilities and accomplishments of the Employee; and

      WHEREAS, the Corporation desires to encourage the Employee to continue to render faithful and high quality services to the Corporation; and

      WHEREAS, the Corporation is desirous of providing protection for the beneficiaries of Employee in the event of his untimely death; and

      WHEREAS, the Employee has applied for, and is the owner of Life Insurance Policy Number NO56046460 (the "Policy") in the specified face amount of $130,812 from the Nationwide Insurance Company; and

      WHEREAS, the Employee has assigned the Policy to the Corporation as collateral for amounts to be advanced by the corporation under this Agreement by an instrument of assignment (the "Collateral Assignment") executed on February 26, 1999, and

      NOW THEREFORE, for value received and in consideration of the mutual covenants and agreements contained herein, the Corporation, for itself, its successors and assigns, and the Employee for himself, his executors, administrators and assigns, agree as follows:

      I.  OWNERSHIP RIGHTS IN THE POLICY

      A. The Employee shall have all of the ownership rights, options and privileges permitted by the Policy except those expressly granted to the Corporation by the terms of this Agreement. The Employee is authorized to borrow from the policy surrender value only with the written consent of the Corporation.

      B. The Corporation has the right to borrow or to pledge the surrender value of the Policy to the extent of its interest specified in Paragraph C of this Article, and as permitted by the terms of this policy.

      C. The Corporation's interest in the Policy shall be limited to the total of the net premiums paid by the Corporation or the surrender value of the Policy, whatever is the lesser provided such amount is reduced by any indebtedness (on or secured by the Policy) which is attributable to borrowing by or on behalf of the Corporation and/or any withdrawals by or on behalf of the Corporation.

      D. The Corporation may not take any action with respect to the policy that will impair any right or interest of the employee in the policy.

      E. The Employee is authorized to change and modify account selection and percentage portions of the policy investment subaccounts only with the written consent of the corporation.

      II.  PREMIUM PAYMENT OPTIONS

      A. The Corporation shall contribute the entire premium payable under the policy while the agreement is in effect.

      B. The Employee shall be charged with taxable income by reason of the economic benefit of the insurance protection received, as determined under the Revenue Rulings 64-328, 1964-2 C.B. 11 and 66-110, 1966-1 C.B. 12. The
Corporation shall furnish the Employee a statement on Form W-2 of his or her taxable income, including income, received under this Plan.

      III.  DIVISION OF DEATH PROCEEDS OF POLICY

In the event that the Employee shall die while this Agreement is in force, the Corporation shall be entitled to receive from the Policy proceeds an amount equal to the Corporation's interest in the Policy, as determined under Article I.C. of this agreement. The portion of the Policy proceeds which is in excess of the amount paid to the Corporation shall be paid to the beneficiary named by the Employee in accordance with the terms of the Policy as reflected in the records of the insurance company.

      IV.  TERMINATION OF AGREEMENT

      A. This Agreement may be cancelled by either party at any time while the Employee is living, upon written notice thereof to the other party and shall automatically be cancelled upon termination of the Employee's employment during his/her lifetime with the Corporation. Upon such termination, the Employee shall have a 60-day option to pay the Corporation an amount equal to the Corporation's interest in the Policy under Article I.C. in return for the Corporations release of any claim to the policy. If, within the 60-day-period following the cancellation of this Agreement by the Employee or Corporation, the employee fails to exercise said option, then the Employee shall be deemed to have relinquished all right in the Policy and the Corporation will be free to surrender or take any other action with respect to the Policy as it may desire. If the Employee fails to pay the Corporation within the 60-day option period, the Employee agrees upon request of the Corporation to execute any and all instruments that may be required to transfer all rights, title and interest in the Policy to the Corporation.

      B. Upon the division of death proceeds of the Policy pursuant to Article III above the Agreement shall terminate.



      V.  CONFLICT BETWEEN COLLATERAL ASSIGNMENT AND AGREEMENT

In the event that there shall be any conflict between the Agreement and the Collateral Assignment, the Collateral Assignment shall take precedence over this Agreement.



      VI.  AMENDMENT

This Agreement may be amended at any time and from time to time, by written instrument signed by the Corporation and the employee.



      VII.  AGREEMENT BINDING UPON PARTIES

This agreement shall bind both the Corporation and the Employee, as well as their heirs, successors, personal representatives and assigns.

      VIII.  INSURER NOT A PARTY TO AGREEMENT

The insurance Company shall not be deemed a party to this Agreement. Payment or other performance of its contractual obligation in accordance with the Policy provisions shall fully discharge the Insurance Company from any and all liability.

      IX.  NAMED FIDUCIARY AND PLAN ADMINISTRATOR

The Corporation is hereby designated the Named Fiduciary.

As Named Fiduciary, the Corporation shall be responsible for the management and administration of this split-dollar plan. The Corporation's Board of Directors may delegate to others the management and operating responsibilities of the plan including the employment of advisors and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with the provisions of the Employee Retirement Income Security Act of 1974.

      X.  CLAIMS PROCEDURE

A claim form or a request for claim information with respect to benefit under the Plan may be obtained upon written request to the Plan Administrator.

In the event that the claim is in whole or in part denied, the Plan Administrator shall provide notification of such denial to claimant within 90 days. The notification shall contain the specific reasons for the denial as well as specific reference to the pertinent Plan provisions upon which the denial is based. The claimant shall also be informed of the Plan's claim review procedure and shall be provided with description of the method by which the claim may be perfected.

A claimant seeking claims review may, within 60 days following receipt by the claimant of a written claims denial, request a claim's review by written application to the Named Fiduciary. In connection with the claims review the claimant shall be afforded an opportunity to review claims documents and submit comments in writing. A final decision shall be rendered by the Named Fiduciary within 60 days after receipt of request for review. The decision on review shall be in writing and shall include, in the event the claims for benefits are wholly or partially denied:


      (1)   The specific reasons for the denial;

      (2) Specific reference to pertinent Plan provisions upon which the denial or dispute is based.

      (3) A description of any additional information necessary for the claimant to perfect the claim and an explanation of why material or information is necessary; and

      (4) An explanation of the Plan's review procedures.



      XI.  GOVERNING LAW

This agreement sets forth the entire agreement between the parties hereto, and any and all prior agreements are hereby superseded. The law of the State of Illinois shall govern this agreement.


IN WITNESS WHEREOF, the Parties hereto have set their hands on the day and year first hereinabove written.



---------------------------------           ----------------------------
         Employee                                      Witness
         Steven M. Levy



---------------------------------           ----------------------------
  Oil-Dri Corporation of America                       Witness
  Michael L. Goldberg
  Executive Vice President and Chief Financial Officer